UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 2, 2007
XATA CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815
(State of other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		Number)
151 East Cliff Road, Suite 10, Burnsville, Minnesota 55337
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 707-5600
(Former name, former address and former fiscal year, if changed since last report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Change of Control Agreement
Non-Qualified Stock Option Agreement
Matching Restricted Stock Award
Separation and Release Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective January 1, 2007, David A. Gagne will serve as our Executive Vice President of Sales & Marketing.
Prior to joining XATA, Mr. Gagne worked in various management positions at Lawson Software and most recently was Vice President, Strategic Development from 2004 to 2005. Mr. Gagne spent 9 years at Lawson Software.
We do not have an agreement for the employment of Mr. Gagne for any set duration. However, we have agreed that he will be paid an annual salary of $200,000 and will be eligible to earn a bonus under a performance-based program. In addition, we have issued to him a 10-year fair market value option to purchase 150,000 shares of XATA common stock filed as Exhibit 10.52 to this Report, and 20,000 shares of restricted stock which vest in one year to match the number of shares purchased by Mr. Gagne from XATA at the inception of his employment (Exhibit 10.53). We have also agreed to continue to pay Mr. Gagne’s salary for a period of 12 months in the event that Mr. Gagne is terminated as a result of a “change in control” of the Company, as more fully described in the Change of Control Agreement (Exhibit 10.51).
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
XATA Corporation (the “Company”) has entered into a Separation and Release Agreement (the “Agreement”) with Peter Thayer, effective January 2, 2007, in connection with Mr. Thayer’s termination as Chief Technology Officer of the Company, filed as Exhibit 10.54 to this Report. Mr. Thayer’s employment with the Company terminated on January 2, 2007. Pursuant to the Agreement, Mr. Thayer will receive severance payments equal to regular payments of his base salary through June 30, 2007. In addition, Mr. Thayer will also receive coverage under the Company’s medical and dental plans until June 30, 2007 or until he is eligible for coverage through another employer. Pursuant to the Agreement, Mr. Thayer will assist the Company in transition matters and will release any claims he may have against the Company, subject to a limited right of rescission.
Item 9.01 Financial Statements and Exhibits
The following exhibits are filed with this Report:

Exhibit Number	Description
10.51	Change of Control Agreement with David A. Gagne dated January 1, 2007

10.52	Non-Qualified Stock Option Agreement with David A. Gagne dated January 1, 2007

10.53	Matching Restricted Stock Award with David A. Gagne dated January 1, 2007

10.54	Separation and Release Agreement with Peter A. Thayer dated January 2, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2007	XATA CORPORATION

	By:	/s/ Mark E. Ties Mark E. Ties, Chief Financial Officer